alsUNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2023

CUE HEALTH INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40590	27-1562193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:
4980 Carroll Canyon Rd.
Suite 100
San Diego, CA 92121
(Address of principal executive
offices)

Registrant's telephone number, including area code: (858) 412-8151

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HLTH	Nasdaq Global Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Cue Health Inc. (the “Company”) with the Securities and Exchange Commission (the "SEC") on March 1, 2023 (the “Original Report”), regarding the appointment of Mr. Aasim Javed as the Company’s Chief Financial Officer and Principal Financial Officer. This Amendment updates certain disclosures in the Original Report to provide information relating to Mr. Javed’s compensation, which was determined after the date of the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company appointed Mr. Aasim Javed as the Chief Financial Officer and Principal Financial Officer of the Company, effective March 16, 2023. In connection with Mr. Javed’s appointment, on February 28, 2023, the Company and Mr. Javed entered into an employment letter agreement (the “Employment Agreement”) which provides that as Chief Financial Officer, he will receive an annual base salary of $430,000 and will be eligible for an annual performance-based cash bonus at a target up to 50% of his base salary the receipt of which is contingent upon the Company’s performance goals as determined by the Board of Directors (the “Board”) or the Compensation Committee of the Board. The Employment Agreement also provides for an initial grant of 350,000 restricted stock units (“RSUs”), which will vest over a four-year period, with one sixteenth of the RSUs vesting on the first quarterly vesting date after the vesting commencement date and the remaining shares vesting ratably thereafter on successive quarterly vesting dates and eligibility to be granted future discretionary equity awards, employee benefit program eligibility and customary benefits.

If Mr. Javed’s employment is terminated by the Company other than for Cause or Disability or Mr. Javed resigns for Good Reason and such termination is unrelated to a Change in Control (as such terms are defined in the Employment Agreement), Mr. Javed is entitled to (i) a lump sum payment equal to up to nine (9) months of base salary following the termination date; (ii) nine (9) months of COBRA coverage premiums; and (iii) the last annual bonus payment approved by the Board but not yet paid.

If Mr. Javed’s employment is terminated by the Company other than for Cause or Disability or Mr. Javed resigns for Good Reason, in each case within sixty (60) days prior to a Change of Control or one (1) year following a Change in Control, Mr. Javed is entitled to (i) a lump sum payment equal to up to nine (9) months of base salary following the termination date; (ii) nine (9) months of COBRA coverage premiums; (iii) the last annual bonus payment approved by the Board but not yet paid; and (iv) with respect to awards granted to Mr. Javed under the Company’s 2021 Stock Incentive Plan or any successor plan, full vesting acceleration of outstanding Company equity awards that vest solely based on continued service. Pursuant to the Employment Agreement, Mr. Javed entered into the Company’s Proprietary Rights, Non-Disclosure and Developments Agreement. The Employment Agreement also includes a one (1) year post-termination non-solicit covenant.

In connection with Mr. Javed’s appointment, the Company plans to enter into its standard form of director and officer indemnification agreement with Mr. Javed, providing for indemnification and advancement of expenses. The foregoing description of the indemnification agreement is qualified in its entirety by reference to the full text of such agreement, the form of which was filed as Exhibit 10.20 to the Company’s Form S-1, filed with the SEC on September 1, 2021, and incorporated in this Item 5.02 by reference.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.08    Shareholder Director Nominations.

To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.08 by reference.

Item 8.01    Other Events.

The Board has scheduled its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) for 9:00 a.m. Pacific time on June 5, 2023, to be conducted virtually via live audio webcast.

The Company has set a deadline of March 16, 2023 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2023 Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to Cue Health Inc.,

Attn: Corporate Secretary, 4980 Carroll Canyon Rd., Suite 100, San Diego, California 92121 and such proposal must comply with all applicable requirements set forth in the rules and regulations of the SEC, including Exchange Act Rule 14a-8, and the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to be eligible for inclusion in the Company’s proxy materials for the 2023 Annual Meeting.

Because the date of the 2023 Annual Meeting differs by more than 30 days from the anniversary date of the 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which was held on September 21, 2022, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the SEC on August 9, 2022, are no longer applicable. Pursuant to the Company’s Bylaws and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

Pursuant to the Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the 2023 Annual Meeting, but not included in the proxy materials for the 2023 Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of their proposal or nomination to Cue Health Inc., Attn: Corporate Secretary, 4980 Carroll Canyon Rd., Suite 100, San Diego, California 92121, no later than 5:00 p.m., Pacific time, on March 16, 2023. Any proposal or nomination received after such date will be considered untimely and will not be considered at the 2023 Annual Meeting.

Please note that an adjournment, rescheduling or postponement of the 2023 Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated February 28, 2023, by and between Aasim Javed and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Health Inc.

Date: March 6, 2023	By:	/s/ Ayub Khattak
	Name:	Ayub Khattak
	Title:	Chief Executive Officer

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